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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 7, 2006

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-50414                52-2208264
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(State or Other Jurisdiction of        (Commission              (IRS Employer
            Incorporation)             File Number)          Identification No.)

20425 Seneca Meadows Parkway, Germantown, Maryland                  20876
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      (Address of Principal Executive Offices)                   (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

         On June 7, 2006, Advancis Pharmaceutical Corporation (the "Company") entered into a master services agreement and sales force work order with Innovex Inc. ("Innovex"), a unit of Quintiles, to render certain contract sales, marketing, and other commercialization services to the Company. Professional services to be provided by Innovex under the agreement include, but are not limited to, the recruitment of sales personnel, full-time or flex-time sales force services, promotional education programs, and other related commercialization services.

The master services agreement has an effective date of March 31, 2006, and if not terminated sooner, has a term of three years from the effective date. The agreement may be terminated by the Company at any time upon 60 days' prior written notice. If the Company terminates the agreement, Innovex will be entitled to payment as follows: (a) any monies due and owing Innovex, up to the time of termination, for services actually performed and all authorized expenses actually incurred; and (b) any other costs which have been expressly identified in a work order as being due upon termination of such work order.

Under the terms of sales force work order, Innovex will hire, train, and deploy 75 contract sales representatives dedicated to the sales and promotion of the Company's recently approved 333mg and 750mg strengths of its cephalosporin antibiotic, Keflex(R) (cephalexin capsules, USP), to targeted physicians and pharmacies. The sales force work order has an effective date of March 31, 2006, and a project end date of July 25, 2008.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION


Date: June 13, 2006                          By:  /s/ Robert C. Low
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                                                  Robert C. Low
                                                  Vice President, Finance and
                                                  Acting Chief Financial Officer